UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05693)

Exact name of registrant as specified in charter:	Putnam Europe Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2013

Date of reporting period:	September 30, 2012

Item 1. Schedule of Investments:

Putnam Europe Equity Fund

The fund's portfolio
9/30/12 (Unaudited)

COMMON STOCKS (98.8%)(a)
	Shares	Value

France (16.2%)

Christian Dior SA	19,858	$2,672,357

Danone	47,645	2,938,011

European Aeronautic Defense and Space Co. NV	47,438	1,508,122

Pernod-Ricard SA	21,486	2,414,508

Sanofi	66,888	5,714,190

Societe Generale SA(NON)	82,841	2,362,824

Technip SA	17,240	1,923,631

Valeo SA	55,310	2,567,782

Vivendi	140,756	2,752,113

		24,853,538
Germany (19.5%)

BASF SE	48,094	4,063,822

Bayer AG	33,884	2,915,445

Biotest AG-Vorzugsaktien (Preference)	24,094	1,270,693

Continental AG	16,116	1,581,041

Deutsche Bank AG	33,585	1,329,141

Deutsche Lufthansa AG	158,666	2,155,174

Deutsche Post AG	153,245	2,996,024

Henkel AG & Co. KGaA (Preference)	25,319	2,014,945

Kabel Deutschland Holding AG(NON)	39,570	2,827,114

Lanxess AG	23,424	1,944,591

Merck KGaA	11,237	1,386,902

MTU Aero Engines Holding AG	24,461	1,955,380

Siemens AG	34,366	3,431,853

		29,872,125
Ireland (1.8%)

Kerry Group PLC Class A	54,768	2,801,228

		2,801,228
Italy (5.3%)

ENI SpA	159,175	3,492,467

Fiat Industrial SpA	111,697	1,095,675

Fiat SpA(NON)	260,849	1,397,640

Luxottica Group SpA	25,128	886,816

UniCredit SpA(NON)	297,052	1,241,705

		8,114,303
Netherlands (3.5%)

Gemalto NV	15,351	1,352,226

ING Groep NV GDR(NON)	364,910	2,900,834

Ziggo NV	34,428	1,169,980

		5,423,040
Russia (1.1%)

Sberbank of Russia ADR(S)	140,226	1,650,677

		1,650,677
Spain (2.4%)

Amadeus IT Holding SA Class A	78,540	1,833,686

Banco Bilbao Vizcaya Argentaria SA (BBVA)	224,326	1,773,651

		3,607,337
Sweden (1.1%)

Volvo AB Class B	114,816	1,616,642

		1,616,642
Switzerland (7.6%)

Nestle SA	100,475	6,338,077

Novartis AG	45,340	2,775,098

Syngenta AG	2,380	889,408

Zurich Insurance Group AG	6,553	1,631,642

		11,634,225
United Kingdom (37.7%)

Aggreko PLC	36,692	1,374,070

Associated British Foods PLC	100,638	2,097,247

Barclays PLC	786,779	2,738,713

BG Group PLC	158,168	3,202,759

Centrica PLC	593,777	3,147,230

Compass Group PLC	188,487	2,084,654

HSBC Holdings, PLC	149,483	1,387,071

Kingfisher PLC	557,010	2,380,148

Lloyds Banking Group PLC(NON)	2,454,041	1,546,227

Persimmon PLC	210,276	2,583,106

Prudential PLC	278,484	3,613,564

Rio Tinto PLC	84,233	3,937,584

Royal Dutch Shell PLC Class A	220,010	7,619,636

SSE PLC	112,462	2,529,787

Standard Chartered PLC	97,169	2,201,043

Telecity Group PLC	167,895	2,430,261

TUI Travel PLC	451,474	1,710,452

Virgin Media, Inc.	40,933	1,205,068

Vodafone Group PLC	1,891,208	5,382,494

WM Morrison Supermarkets PLC	465,452	2,146,507

WPP PLC	182,240	2,481,335

		57,798,956
United States (2.6%)

Covidien PLC(S)	29,100	1,729,122

KKR & Co. LP	82,700	1,249,597

Monsanto Co.	10,300	937,506

		3,916,225

Total common stocks (cost $134,679,757)		$151,288,296

SHORT-TERM INVESTMENTS (3.4%)(a)
	Shares	Value

Putnam Cash Collateral Pool, LLC 0.21%(d)	3,106,500	$3,106,500

Putnam Money Market Liquidity Fund 0.14%(AFF)	2,160,905	2,160,905

Total short-term investments (cost $5,267,405)		$5,267,405

TOTAL INVESTMENTS

Total investments (cost $139,947,162)(b)		$156,555,701

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $7,013,047) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG
	Euro	Sell	10/17/12	$3,585,301	$3,506,332	$(78,969)
	Swiss Franc	Buy	10/17/12	3,562,907	3,506,715	56,192

Total						$(22,777)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2012 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.
(a)	Percentages indicated are based on net assets of $153,202,253.
(b)	The aggregate identified cost on a tax basis is $138,540,219, resulting in gross unrealized appreciation and depreciation of $21,346,307 and $4,845,225, respectively, or net unrealized appreciation of $16,501,082.
(NON)	Non-income-producing security.
(AFF)	Affiliated company. For investments in Putnam Money Market Liquidity Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Market value at the beginning of the reporting period	Purchase cost	Sales proceeds	Investment income	Market value at the end of the reporting period

Putnam Money Market Liquidity Fund*	$3,703,055	$7,978,434	$9,520,584	$842	$2,160,905
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(d)	The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $3,022,972.
The fund received cash collateral of $3,106,500, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period.
(S)	Security on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $22,208 to cover certain derivatives contracts.
Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
The fund had an average contract amount of approximately $10,700,000 on forward currency contracts for the reporting period.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $22,777 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
France	$—	$24,853,538	$—
Germany	—	29,872,125	—
Ireland	—	2,801,228	—
Italy	—	8,114,303	—
Netherlands	—	5,423,040	—
Russia	—	1,650,677	—
Spain	—	3,607,337	—
Sweden	—	1,616,642	—
Switzerland	—	11,634,225	—
United Kingdom	1,205,068	56,593,888	—
United States	3,916,225	—	—
Total common stocks	5,121,293	146,167,003	—
Short-term investments	2,160,905	3,106,500	—

Totals by level	$7,282,198	$149,273,503	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(22,777)	$—

Totals by level	$—	$(22,777)	$—

Market Values of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value
Foreign exchange contracts	$56,192	$78,969

Total	$56,192	$78,969

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Europe Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2012

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer Date: November 28, 2012